SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 3, 2011
Cepheus Acquisition Corp.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54122	99-0367562

(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)
1 Karlibach Street
Tel Aviv, ISRAEL L3
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
972-3566-0414
(ISSUER TELEPHONE NUMBER)
2000 Hamilton Street, #943
Philadelphia, PA 19130
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountants.
     On May 18, 2011, Success Parking USA LLC, acquired all of the common stock Cepheus Acquisition Corp. (the “Company”) from William Tay in a stock purchase transaction.
     On August 2, 2011, the Company requested the resignation of GZTY CPA Group, LLC (“GZTY”) as the Company’s independent registered public accounting firm. GZTY’s resignation was effective August 3, 2011. The Company’s Board of Directors approved GZTY ‘s resignation.
     During the period from August 12, 2010 (inception) to December 31, 2010, GZTY’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that GZTY ‘s audit report for the period from August 12, 2010 (inception) to December 31, 2010 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.
     To the knowledge of current management, during the period from August 12, 2010 (inception) to December 31, 2010 and the subsequent period through August 3, 2011, (i) there were no disagreements between the Company and GZTY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of GZTY, would have caused GZTY to make reference to the matter in its reports on the Company’s financial statements; and (ii) there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.
     On August 2, 2011, the Company provided GZTY with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that GZTY furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated August 5, 2011, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.
     On August 3, 2011, the Company engaged Moore Stephens Lovelace, P.A. (“Moore Stephens”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2011. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.
     During the period from August 12, 2010 (inception) to December 31, 2010 and the subsequent interim period through August 3, 2011, the Company did not consult with Moore Stephens regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or an event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01 Financial Statement and Exhibits.
(d)	Exhibits.
16.1	Letter from GZTY CPA Group, LLC dated August 5, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cepheus Acquisition Corp.
By:	/s/ Tsahi Merkur
	Name:	Tsahi Merkur
	Title:	President and Secretary

Dated: August 8, 2011

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from GZTY CPA Group, LLC dated August 5, 2011.